DREYFUS STRATEGIC MUNICIPALS, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Strategic Municipals, Inc. For its annual reporting period ended September 30, 1996, your portfolio produced a total return, including bond price changes and interest income, of 6.20%, based on net asset value.* Income dividends exempt from Federal personal income taxes of $.672 per share were paid to shareholders.** This is equivalent to a tax-free distribution rate per share of 6.72%.***
THE ECONOMY
    Low inflation in the face of ongoing strong growth in new jobs and low unemployment remained the big economic story over the reporting period. On September 24, the Federal Reserve Board's Open Market Committee ("the Fed") again decided against raising interest rates. Despite what appeared to be a sharp split within the Fed, the Central Bank kept the Fed Funds rate at 5.25%. (A news leak reported that eight of the 12 presidents of the regional Federal Reserve Banks were concerned about inflation and leaning toward an increase in rates.)
    The potential resurgence in inflation has been a primary concern of the Fed as the economic expansion continues. Yet inflation has remained subdued. The Consumer Price Index has risen just 2.9% over the past twelve months. Furthermore, indications of inflation at crude, intermediate and finished goods levels, as measured by the Producer Price Index, remained well-behaved. There appear to be few signs of inflation in the production pipeline.
    The past inverse relationship between unemployment and inflation has so far not prevailed during this economic expansion. Most recently, the unemployment rate fell to 5.1%, its lowest level in seven years. Job growth has continued to be robust. Yet despite signs of a tightening labor market, wage gains, considered by many economists to be a harbinger of future inflation, remained modest, as have virtually all measures of inflation.
    Buoyed by such good news, consumers remained confident. The Conference Board's Consumer Confidence Index has risen since the beginning of the year and was near a six-year high by the end of the reporting period. Yet, there were some signs that consumer spending was moderating from its strong pace in the first half of the year. Retail sales remained subdued all summer. Consumer borrowing rose over the reporting period, continuing the three-year trend of steady increases in credit.
    Industrial production has risen consistently since February and businesses showed some signs of inventory accumulation by late summer. Corporate pricing power still seems to be in check. In a survey of member corporations released in mid-September, the National Federation of Independent Business reported that only 20% of its respondents planned to increase prices in coming months.
    Despite all these favorable developments, we are alert for signs of potential economic excess that could result in a resurgence in inflation.
THE MARKET
    The municipal bond market, like its taxable counterparts, has been buffeted by an unprecedented amount of price volatility during the past year. The market continues to fixate on the periodic releases of key economic data, and this has resulted in large and dramatic swings in bond prices and yields. At this juncture it appears that for now the Fed will maintain a neutral stance regarding interest rate policy. However, there continues to be no clear consensus regarding the future direction of the economy or its strength, or of inflation, as evidenced by a fairly equal division of opinion among economists. The prevailing uncertain state of affairs has taken its toll on the psyche (not to mention the profitability) of many market traders as a sharp decline in prices one day is quickly followed the next by a reverse move.
    In view of the municipal bond market's price activity over the past year, we restate that our posture is to maintain a long-term perspective that is not unduly influenced by short-term price swings. The sharp market sell-off last winter, followed by a strong rally during the summer, followed recently by yet another climb and then a subsequent fall in yields, underscores this point!
THE PORTFOLIO
    At the time of our last letter to shareholders (dated April 15, 1996) the fixed-income markets were in the throes of a major bear market move. This Fund, because of its primary objective of maximizing current tax-exempt income, is structured to weather such an adverse move. Conversely, when the market is in a bull phase (e.g., 1995) this Fund will likely experience lower values in its portfolio holdings than those funds that are geared towards total return (capital gains plus income). Looking back over the past several months, the Fund has experienced significantly less price volatility than the market in general. Both the Fund's net asset value and stock price per share have deviated only minimally over the past twelve months from the levels at which they began the year.
    Going forward, our strategy will remain as it has been - to emphasize the maximization of tax-exempt dividend income. In periods such as this, characterized by unprecedented volatility, we will continue to be guided by the Fund's investment objective.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 15, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

DREYFUS STRATEGIC MUNICIPALS, INC.
SELECTED INFORMATION                                                    SEPTEMBER 30, 1996 (UNAUDITED)
Market Price per share September 30, 1996...........................                       $10
Shares Outstanding September 30, 1996...............................                56,676,916
New York Stock Exchange Ticker Symbol...............................                       LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)
                                                              FISCAL YEAR ENDED SEPTEMBER 30, 1996
                                   ____________________________________________________________________________________________
                                     QUARTER                QUARTER                 QUARTER                 QUARTER
                                     ENDED                  ENDED                   ENDED                   ENDED
                                     DECEMBER 31, 1995    MARCH 31, 1996            JUNE 30, 1996           SEPTEMBER 30, 1996
                                     ___________          ___________               ___________             __________________
High                                   $9 3\4                $10 1\8                  $10 1\8                 $10 1\4
Low                                     9 3\8                  9 5\8                    9 1\4                   9 7\8
Close                                   9 1\2                  9 7\8                   10 1\8                  10

PERCENTAGE GAIN based on change in Market Price*
September 23, 1987 (commencement of operations) through September 30, 1996............                   100.30%
October 1, 1991 through September 30, 1996............................................                    36.52
October 1, 1995 through September 30, 1996............................................                    11.23
January 1, 1996 through September 30, 1996............................................                    10.76
April 1, 1996 through September 30, 1996..............................................                     4.79
July 1, 1996 through September 30, 1996...............................................                      .47
NET ASSET VALUE PER SHARE
               September 23, 1987 (commencement of operations)......                  $  9.32
               September 30, 1995...................................                     9.96
               December 31, 1995....................................                    10.15
               March 31, 1996.......................................                     9.88
               June 30, 1996........................................                     9.81
               September 30, 1996...................................                     9.88
PERCENTAGE GAIN based on change in Net Asset Value*
September 23, 1987 (commencement of operations) through September 30, 1996............                   112.32%
October 1, 1991 through September 30, 1996............................................                    42.19
October 1, 1995 through September 30, 1996............................................                     6.20
January 1, 1996 through September 30, 1996............................................                     2.42
April 1, 1996 through September 30, 1996..............................................                     3.48
July 1, 1996 through September 30, 1996...............................................                     2.45
*  With dividends reinvested.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS                                                                               SEPTEMBER 30, 1996
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.9%                                                                AMOUNT          VALUE
                                                                                                     _______        _______
ARIZONA-3.4%
Phoenix Industrial Development Authority, Revenue
    (Christian Care Retirement Apartments)
    10.25%, 1/1/2018 (Prerefunded 1/1/1998) (a).............................                    $    9,520,000  $  10,419,735
Tempe Industrial Development Authority, IDR
    (California Micro Devices Corp. Project) 10.50%, 3/1/2018...............                         7,535,000      8,184,517
ARKANSAS-1.7%
Fayetteville Public Facilities Board, Revenue
    Refunding (Butterfield Trail Village Project):
      8.25%, 9/1/2000.......................................................                         1,105,000      1,106,525
      9.50%, 9/1/2014.......................................................                         7,785,000      8,428,819
CALIFORNIA-2.6%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
    Zero Coupon, 1/1/2025...................................................                        43,860,000      7,003,565
    Zero Coupon, 1/1/2027...................................................                        48,000,000      6,731,040
COLORADO-5.5%
Bent County, COP (Medium Security Correctional Facility Project) 9.50%, 7/15/2013                   13,700,000     14,461,857
Colorado Health Facilities Authority, Revenue,
    Refunding (Rocky Mountain Adventist) 6.625%, 2/1/2013...................                         3,450,000      3,484,293
Colorado Post-Secondary Educational Facilities Authority, Revenue
    (University of Denver Project) 9%, 12/1/2007 (Prerefunded 12/1/1997) (a)                         6,100,000      6,570,432
City and County of Denver, Airport Revenue 8%, 11/15/2025...................                         5,000,000      5,594,950
FLORIDA-9.9%
Escambia County, PCR (Champion International Corp. Project)
    6.90%, 8/1/2022.........................................................                         7,000,000      7,371,840
Florida Board of Education, Capital Outlay 8.80%, 6/1/2019 (b,c)............                        20,000,000     22,475,000
Florida Housing Finance Agency, MFHR
    (Palm Aire Retirement Facility Project) 10%, 1/1/2020 (d)...............                         4,724,245      3,259,730
Indian Trace Community Development District
    (Basin 1 Water Management Special Benefit):
      9.25%, 5/1/2002 (Prerefunded 5/1/1997) (a)............................                         4,050,000      4,253,350
      8.75%, 5/1/2007 (Prerefunded 5/1/1997) (a)............................                         6,000,000      6,279,180
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power Limited Partnership Project)
      6.70%, 2/15/2015......................................................                         3,000,000      2,650,260
    (Osceola Power Limited Partnership Project)
      6.95%, 1/1/2022.......................................................                         9,150,000      8,191,812
GEORGIA-4.4%
Atlanta Urban Residential Finance Authority, Residential Housing Revenue
    (Carter Hall Project) 8.50%, 1/1/2018...................................                        10,730,000     11,054,368

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT         VALUE
                                                                                                      _______       _______
GEORGIA (CONTINUED)
Private Colleges and Universities Facilities Authority, Revenue,
    Refunding (Clark Atlanta University Project)
    8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)..............................                     $  10,770,000   $ 13,053,348
HAWAII-1.0%
Hawaii Department of Transportation, Special Facility Revenue
    (Caterair International Corp. Project) 10.125%, 12/1/2010...............                         5,200,000      5,380,648
ILLINOIS-8.9%
Chicago-O'Hare International Airport, Special Facility Revenue:
    Refunding (Delta Airlines Project) 6.45%, 5/1/2018......................                         3,855,000      3,888,500
    (United Airlines Inc. Project) 8.95%, 5/1/2018..........................                         9,440,000     10,763,110
Illinois Health Facilities Authority, Revenue,
    Refunding (Ravenswood Hospital Medical Center Project) 8.80%, 6/1/2006..                         8,000,000      8,318,640
Robbins, RRR (Robbins Resource Recovery Partners):
    9.25%, 10/15/2014.......................................................                         14,050,000    14,260,750
    9.25%, 10/15/2016.......................................................                         5,700,000      5,785,500
Saint Clair County, East Saint Louis School District No. 189
    9%, 11/1/2006...........................................................                         5,500,000      5,851,340
INDIANA-5.2%
Indianapolis Airport Authority, Special Facility Revenue
    (United Airlines Inc. Project) 6.50%, 11/15/2031........................                        24,000,000     23,931,840
Terre Haute, SWDR (International Minerals and Chemicals Corp.)
    8.70%, 3/15/2003........................................................                         4,200,000      4,420,920
KENTUCKY-5.4%
Kenton County Airport Board, Airport Revenue
    (Special Facilities-Delta Airlines Project):
      7.50%, 2/1/2020.......................................................                        10,000,000     10,724,700
      6.125%, 2/1/2022......................................................                         8,000,000      7,838,960
Kentucky Development Finance Authority, Hospital Improvement Revenue,
    Refunding (Ashland Hospital-Kings Project):
      9.75%, 8/1/2005.......................................................                         5,000,000      5,370,050
      9.75%, 8/1/2011.......................................................                         1,135,000      1,223,950
      9.75%, 8/1/2011 (Prerefunded 2/1/1998) (a)............................                         1,865,000      2,029,642
      9.875%, 2/1/2012 (Prerefunded 2/1/1998) (a)...........................                         2,000,000      2,183,720
LOUISIANA-4.1%
East Baton Rouge Sewage Commission, Sewer Revenue
    9.25%, 9/1/2012 (Prerefunded 9/1/1997) (a)..............................                        11,425,000     12,308,952
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
    7.70%, 10/1/2022........................................................                        10,000,000     10,237,400

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                          SEPTEMBER 30, 1996
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT         VALUE
                                                                                                     _______        _______
MAINE-.6%
Maine Health and Higher Educational Facilities Authority, Revenue
    (Waterville Osteopathic Hospital Project)
    9.875%, 7/1/2013 (Prerefunded 7/1/1997) (a).............................                    $    2,970,000  $  3,187,077
MARYLAND-.5%
Baltimore County, PCR,
    Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015...............                         2,500,000     2,585,875
MASSACHUSETTS-.5%
Massachusetts Health and Educational Facilities Authority, Revenue,
    Refunding (Beth Israel Hospital Issue) 8.522%, 7/1/2025 (Insured; AMBAC) (b)                     3,000,000      2,947,500
MICHIGAN-3.3%
Michigan Hospital Finance Authority, HR,
    Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.....                         5,000,000      5,572,550
Michigan Strategic Fund, SWDR,
    Refunding (Genesee Power Station Project) 7.50%, 1/1/2021...............                         7,000,000      6,950,860
Wayne Charter County, Special Airport Facilities Revenue,
    Refunding (Northwest Airlines, Inc.) 6.75%, 12/1/2015...................                         5,700,000      5,798,553
MISSISSIPPI-3.7%
Claiborne County, PCR
    (Middle South Energy Inc.):
      9.50%, 12/1/2013......................................................                         2,000,000      2,223,100
      9.875%, 12/1/2014.....................................................                        10,180,000     11,392,743
    Refunding (System Energy Resources, Inc.) 6.20%, 2/1/2026 ..............                         7,000,000      6,754,020
NEVADA-.8%
Clark County, IDR (Southwest Gas Corp.) 7.50%, 9/1/2032.....................                         4,000,000      4,283,920
NEW HAMPSHIRE-4.5%
New Hampshire Industrial Development Authority, PCR:
    (Public Service Co. Project):
      7.65%, Series A, 5/1/2021 ............................................                        15,645,000     16,024,235
      7.65%, Series C, 5/1/2021.............................................                         3,500,000      3,584,840
    (United Illumination Co. Project)
      9.375%, 7/1/2012 .....................................................                         4,950,000      5,218,241
NEW JERSEY-3.5%
New Jersey Health Care Facilities Financing Authority, Revenue
    (Christian Health Care Center) 8.75%, 7/1/2018 (Insured; MBIA)..........                        16,810,000     18,934,616
NEW YORK-4.9
Housing Corp. of New York, Revenue 9%, 11/1/2017 (Prerefunded 11/1/1997) (a)                        12,400,000     13,319,336
New York City Municipal Water Finance Authority, Water and Sewer System Revenue
    9%, 6/15/2017 (Prerefunded 6/15/1997) (a)...............................                         7,000,000      7,392,630







DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT         VALUE
                                                                                                      _______       _______
NEW YORK (CONTINUED)
New York State Energy Research and Development Authority, Electric Facilities Revenue
    (Long Island Lighting Co.):
      7.15%, 2/1/2022.......................................................                    $    3,000,000    $ 3,042,390
      6.90%, 8/1/2022.......................................................                         3,275,000      3,285,808
OHIO-.2%
Springdale Hospital Facilities, First Mortgage Revenue
    (Southwestern Ohio Seniors' Services, Inc.) 6%, 11/1/2023...............                         1,000,000        975,770
PENNSYLVANIA-8.6%
Butler County Industrial Development Authority, First Mortgage Revenue
    (Saint John Lutheran Care Center):
      9.75%, Series A, 10/1/1998............................................                           470,000        493,749
      Refunding 10%, Series A1, 10/1/2017...................................                         8,450,000      9,656,913
      Refunding 10%, Series A2, 10/1/2017...................................                           940,000      1,074,260
Cambria County Hospital Development Authority, HR,
    Refunding (Conemaugh Valley Memorial Hospital) 8.875%, 7/1/2018.........                         7,000,000      7,470,820
Lehigh County General Purpose Authority, Revenue (Wiley House)
    9.50% 11/1/2016.........................................................                         3,000,000      3,214,920
Montgomery County Industrial Development Authority, First Mortgage Revenue
    (Meadowood Corp. Project):
      8.25%, 12/1/2018......................................................                         3,750,000      3,855,225
      Refunding 10.25%, 12/1/2020...........................................                         5,000,000      5,521,800
      Zero Coupon, 12/1/2020................................................                         4,276,125        351,455
Pennsylvania Housing Finance Agency, SFMR 8.414%, 4/1/2025 (b)..............                         6,000,000      5,917,500
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
    (Northwestern Corp.) 8.50%, 6/1/2016....................................                         5,200,000      5,603,832
York County Hospital Authority, Revenue,
    Refunding (Health Center - Lutheran Social Services) 6.50%, 4/1/2022....                         4,250,000      4,181,405
SOUTH CAROLINA-2.4%
Piedmont Municipal Power Agency, Electric Revenue,
    Refunding 6.55%, 1/1/2016...............................................                         4,000,000      4,022,520
South Carolina Housing Authority, Homeownership Mortgage Revenue 9%, 7/1/2018                          690,000        695,803
Spartanburg County, Hospital Facilities Revenue
    (Spartanburg General Hospital System) 8.867%, 4/13/2022 (b).............                         7,700,000      8,210,125
TENNESSEE-1.3%
Gatlinburg, COP (Gatlinburg Convention Center Inc.)
    9.25%, 12/1/2012 (Prerefunded 12/1/1997) (a)............................                         6,715,000      7,302,630

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    SEPTEMBER 30, 1996
                                                                                                  PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                         AMOUNT           VALUE
                                                                                                    _______         _______
TEXAS-7.0%
Harris County Health Facilities Development Corp., HR (Hermann Trust)
    9%, 10/1/2017 (Prerefunded 10/1/1997) (a)...............................                     $  13,000,000   $ 13,899,080
Port of Corpus Christi Industrial Development Corp., Revenue
    (Valero Refinancing and Marketing Co.) 10.25%, 6/1/2017.................                         6,450,000      6,862,091
Texas Department of Housing and Community Affairs,
    Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024.........                        11,000,000     11,663,630
Tyler Health Facilities Development Corp., HR,
    Refunding (East Texas Medical Center Regional Health Care System Project)
    6.75%, 11/1/2025........................................................                         3,000,000      3,022,620
West Side Calhoun County Navigation District, SWDR
    (Union Carbide Chemicals Project) 6.40%, 5/1/2023.......................                         2,755,000      2,754,972
UTAH-1.3%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018.....                        10,000,000      7,139,300
VIRGINIA-.9%
Fairfax County Water Authority, Revenue 7.643%, 4/1/2029 (b,c)..............                         5,000,000      4,850,000
WASHINGTON-1.1%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
    6.375%, 1/1/2015........................................................                         6,000,000      6,091,680
WISCONSIN-1.9%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
    8.949%, 7/1/2025 (b,c)..................................................                         10,000,000    10,225,000
WYOMING-.8%
Sweetwater County, SWDR (FMC Corp. Project):
    7%, 6/1/2024............................................................                         2,200,000      2,324,674
    6.90%, 9/1/2024.........................................................                         2,000,000      2,095,640
                                                                                                                   ___________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $523,516,648).....................................................                                     $547,068,951
                                                                                                                ==============
SHORT-TERM MUNICIPAL INVESTMENTS-.1%
CALIFORNIA;
Irvine Ranch Water District, VRDN (District Nos. 140-240-105-250),
    3.80% (LOC; Bank of America National Trust & Savings Association) (e,f).                        $  100,000      $ 100,000
FLORIDA;
University Athletic Association Inc., Capital Improvement Revenue, VRDN
    (University of Florida Stadium Project) 3.95%, (LOC; Suntrust Bank) (e,f)                          100,000        100,000

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     SEPTEMBER 30, 1996
                                                                                                     PRINCIPAL
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                     _______         _______
MASSACHUSETTS;
    Massachusetts, VRDN 3.95%, (LOC; National Westminster Bank PLC) (e,f)...                       $   400,000      $ 400,000
NEW YORK;
    New York City, VRDN 3.90%, (LOC; Morgan Guaranty Trust Co.) (e,f).......                           200,000        200,000
                                                                                                                   ___________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $800,000).........................................................                                        $ 800,000
                                                                                                                ==============
TOTAL INVESTMENTS-100.0%
    (cost $524,316,648).....................................................                                     $547,868,951
                                                                                                                ==============

DREYFUS STRATEGIC MUNICIPALS, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
COP           Certificate of Participation                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortgage Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                 VRDN    Variable Rate Demand Notes
                 Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
_____                              _____                          __________________                  ____________________
AAA                                Aaa                            AAA                                       13.9%
AA                                 Aa                             AA                                         8.1
A                                  A                              A                                          5.3
BBB                                Baa                            BBB                                       27.9
BB                                 Ba                             BB                                         7.9
F1                                 MIG1, VMG1, P1                 SP1, A1                                     .1
Not Rated (h)                      Not Rated (h)                  Not Rated (h)                             36.8
                                                                                                        _________
                                                                                                          100.0%
                                                                                                        ==========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security-the interest rate is subject to change periodically.
    (c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1996, these securities amounted to $37,550,000 or 6.7% of net assets.
    (d)  Non-income producing security; interest payment in default.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f)  Secured by letters of credit.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (I) At September 30, 1996 the Fund had $140,739,092 (25.1% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.




See notes to financial statements.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                          SEPTEMBER 30, 1996
ASSETS:
    Investments in securities, at value
      (cost $524,316,648)-see statement.....................................                                       $547,868,951
    Cash....................................................................                                             64,027
    Interest receivable.....................................................                                         12,631,301
    Prepaid expenses........................................................                                             15,917
                                                                                                                  ______________
                                                                                                                    560,580,196
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                     $367,442
    Accrued expenses........................................................                      140,615               508,057
                                                                                            _____________        ______________
NET ASSETS  ................................................................                                       $560,072,139
                                                                                                                 ==============
REPRESENTED BY:
    Paid-in capital.........................................................                                       $536,590,865
    Accumulated undistributed investment income-net.........................                                          4,077,614
    Accumulated net realized (loss) on investments..........................                                        (4,148,643)
    Accumulated net unrealized appreciation on investments-Note 4...........                                         23,552,303
                                                                                                                  ______________
NET ASSETS at value applicable to 56,676,916 shares outstanding
    (500 million shares of $.001 par value Common Stock authorized).........                                       $560,072,139
                                                                                                                 ==============
NET ASSET VALUE, per share
    ($560,072,139 / 56,676,916 shares)......................................                                              $9.88
                                                                                                                         ======
See notes to financial statements.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF OPERATIONS                                                                           YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                        $43,374,382
    EXPENSES:
      Management fee-Note 3(a)..............................................                  $ 4,183,713
      Shareholder servicing costs...........................................                      191,306
      Custodian fees-Note 3(b)..............................................                       99,822
      Professional fees.....................................................                       84,409
      Shareholders' reports.................................................                       73,363
      Registration fees.....................................................                       60,133
      Directors' fees and expenses-Note 3(c)................................                       59,636
      Miscellaneous.........................................................                       33,374
                                                                                             _____________
          TOTAL EXPENSES....................................................                                          4,785,756
                                                                                                                 ______________
          INVESTMENT INCOME-NET.............................................                                         38,588,626
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS-Note 4:
    Net realized gain on investments........................................                  $ 3,320,905
    Net unrealized (depreciation) on investments............................                   (8,640,636)
                                                                                             _____________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                        (5,319,731)
                                                                                                                 ______________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $33,268,895
                                                                                                                ===============






See notes to financial statements.

DREYFUS STRATEGIC MUNICIPALS, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                        _______________________________________
                                                                                             1995                     1996
                                                                                        _______________         _______________
OPERATIONS:
    Investment income-net...................................................            $  39,777,735            $  38,588,626
    Net realized gain (loss) on investments.................................              (7,398,496)                3,320,905
    Net unrealized appreciation (depreciation) on investments for the year..              20,634,913                (8,640,636)
                                                                                        _______________         _______________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................              53,014,152                33,268,895
                                                                                        _______________         _______________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................            (39,758,554)               (37,825,086)
                                                                                        _______________         _______________
CAPITAL STOCK TRANSACTIONS;
    Dividends reinvested-Note 1(c)..........................................               5,482,758                 4,766,320
                                                                                        _______________         _______________
      TOTAL INCREASE IN NET ASSETS..........................................              18,738,356                   210,129
NET ASSETS:
    Beginning of year.......................................................             541,123,654               559,862,010
                                                                                        _______________         _______________
    End of year (including undistributed investment income-net:
      $3,314,074 in 1995 and $4,077,614 in 1996)............................            $559,862,010              $560,072,139
                                                                                      ==============           ================

                                                                                           SHARES                    SHARES
                                                                                        _______________         _______________
CAPITAL SHARE TRANSACTIONS;
    INCREASE IN SHARES OUTSTANDING AS A RESULT OF DIVIDENDS REINVESTED                     558,960                     488,600
                                                                                      ==============           ================






See notes to financial statements.

DREYFUS STRATEGIC MUNICIPALS, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the financial statements and market price data for the Fund's shares.








                                                                             YEAR ENDED SEPTEMBER 30,

______________________________
PER SHARE DATA:                                               1992          1993         1994           1995           1996
                                                            _______       ________     ________       ________        ________
    Net asset value, beginning of year...........          $  9.96         $10.10      $10.43        $  9.73         $  9.96
                                                            _______       ________     ________       ________        ________
    INVESTMENT OPERATIONS:
    Investment income-net........................              .75           .75         .73            .71              .68
    Net realized and unrealized gain (loss) on investments     .17           .31        (.69)           .23             (.09)
                                                            _______       ________     ________       ________        ________
      TOTAL FROM INVESTMENT OPERATIONS...........              .92          1.06         .04            .94               .59
                                                            _______       ________     ________       ________        ________
    DISTRIBUTIONS:
    Dividends from investment income-net.........             (.75)        (.73)        (.72)         (.71)              (.67)
    Dividends from net realized gain on investments           (.03)          -          (.02)            -                 -
                                                            _______       ________     ________       ________        ________
      TOTAL DISTRIBUTIONS........................             (.78)        (.73)        (.74)         (.71)              (.67)
                                                            _______       ________     ________       ________        ________
    Net asset value, end of year.................            $10.10       $10.43      $  9.73        $  9.96           $  9.88
                                                            =======      =======      ========       ========         =========
    Market Value, end of year....................           $ 10 5\8    $ 11 1\8      $   9 7\8      $ 9 5\8           $10.00
                                                            =======      =======      ========       ========         =========
TOTAL INVESTMENT RETURN*.........................             9.14%       12.40%       (4.63%)         4.91%           11.23%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......              .88%         .87%          .86%          .87%             .86%
    Ratio of net investment income to average net assets      7.56%        7.40%         7.24%         7.30%            6.92%
    Portfolio Turnover Rate......................            21.80%       11.59%         4.85%        13.68%           19.27%
    Net Assets, end of year (000's Omitted)......          $533,151     $565,589      $541,124      $559,862         $560,072
    *Calculated based on market value.




See notes to financial statements.

DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Municipals, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.
    On September 30, 1996, the Board of Directors declared a cash dividend of $.056 per share from investment income-net, payable on October 28, 1996 to shareholders of record as of the close of business on October 14, 1996.

DREYFUS STRATEGIC MUNICIPALS, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $4,148,600 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1996. If not applied, $12,700 of the carryover expires in fiscal 2002, $58,200 expires in fiscal 2003 and $4,077,700 expires in fiscal 2004.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended September 30, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the Fund or (2) 2% of the first $10 million, 1 1\2% of the next $20 million and 1% of the excess over $30 million of the average value of the Fund's net assets. There was no expense reimbursement for the year ended September 30, 1996.
    (B) The Fund compensates Mellon under a custody agreement for providing custodial services to the Fund. During the year ended September 30, 1996, $99,822 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended September 30, 1996, amounted to $109,010,904 and $105,550,345, respectively.
    At September 30, 1996, accumulated net unrealized appreciation on investments was $23,552,303, consisting of $30,675,387 gross unrealized appreciation and $7,123,084 gross unrealized depreciation.
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC MUNICIPALS, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS STRATEGIC MUNICIPALS, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc., including the statement of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
November 4, 1996

DREYFUS STRATEGIC MUNICIPALS, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (UNAUDITED)
    The Fund generally distributes net investment income monthly. Any net realized short-term capital gains and any net realized long-term capital gains will be distributed at least annually.
    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has Fund shares registered in his name will have all distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent"), in additional shares of the Fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy Fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A shareholder who owns Fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the Fund if such service is provided by the broker/dealer; otherwise such distributions will be treated like any other cash dividend.
    A shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.
    A Plan participant who has Fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the Fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns Fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.
    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.
    The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

DREYFUS STRATEGIC MUNICIPALS, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1996 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.

DREYFUS STRATEGIC MUNICIPALS, INC.
PROXY RESULTS (UNAUDITED)
    During the fiscal year ended September 30, 1996, stockholders voted on the following proposals presented at the annual stockholders' meeting held on May 3, 1996. The description of each proposal and the number of shares voted are as follows:

                                                                             FOR                          AUTHORITY WITHHELD
                                                                          ________                        ___________________
1.TO ELECT TWO CLASS II DIRECTORS:*
    CLASS II
    Ehud Houminer.........................................               42,490,934                           765,894
    Robin A. Smith........................................               42,490,932                           765,896

                                                                             FOR                AGAINST             ABSTAINED
                                                                       ______________          __________       ________________
2.TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS
    INDEPENDENT AUDITORS FOR THE FUND.....................              42,181,532              282,420             792,896
    *The terms of these Class II Directors expire in 1999.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166


DIRECTORS
Joseph S. DiMartino, Chairman
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
Robert B. Rivel, DIRECTOR EMERITUS
OFFICERS
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Elizabeth Bachman
Vice President and Assistant Secretary
    Douglas C. Conroy
PORTFOLIO MANAGERS
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

INVESTMENT ADVISER
The Dreyfus Corporation
CUSTODIAN
Mellon Bank, N.A.
COUNSEL
Stroock & Stroock & Lavan
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
The Bank of New York
STOCK EXCHANGE LISTING
NYSE Symbol: LEO
INITIAL SEC EFFECTIVE DATE
9/23/87

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday;
Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday;
New York Times, Business Section under the heading "Closed-End
Bond Funds-National Municipal Bond Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.
[Dreyfus lion "d" logo]
DREYFUS STRATEGIC MUNICIPALS, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT,
DIVIDEND DISTRIBUTION AGENT
AND REGISTRAR
The Bank of New York
101 Barclay Street
New York, NY 10286



Printed in U.S.A.                            970AR969
[Dreyfus logo]
Strategic
Municipals, Inc.
Annual Report
September 30, 1996